                                  THE STRONG
                                  ----------

                                INSTITUTIONAL
                                  BOND FUND

                     ====================================
                     SEMI-ANNUAL REPORT o AUGUST 31, 1998
                     ====================================




                       [PHOTO OF STRONG FUNDS BUILDING]

                                 [STRONG LOGO]
                                  STRONG FUNDS

                                  THE STRONG
                                  ----------

                                INSTITUTIONAL
                                  BOND FUND

                     ====================================
                     SEMI-ANNUAL REPORT o AUGUST 31, 1998
                     ====================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Institutional Bond Fund.......................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statements of Changes in Net Assets......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

==================================
THE STRONG INSTITUTIONAL BOND FUND
==================================

The Strong Institutional Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests in fixed income securities with an average portfolio duration between three and six years, under normal market conditions.

======================================================
                  ASSET ALLOCATION
======================================================
         Based on Net Assets as of 8-31-98
[PIE CHART]

Corporate Bonds                                  35.6%
U.S. Government and Agency Issues                24.3%
Foreign Government Issues                        13.9%
Non-Agency Mortgage and Asset-Backed Securities  12.4%
Short-Term Investments                            8.7%
Stocks                                            3.9%
Municipal Bonds                                   1.2%
======================================================

====================================
       PORTFOLIO STATISTICS
====================================
           As of 8-31-98

  30-DAY ANNUALIZED YIELD      6.02%

AVERAGE QUALITY RATING(2)      AA
====================================

The primary portion of the Fund's assets will be invested in U.S.
dollar-denominated investment-grade securities. In addition, the Fund may invest up to 20% of its assets in non-investment-grade corporate bonds and other high-yield securities. The Fund may also hold up to 20% of its assets in foreign (non-U.S. dollar denominated) debt obligations.

MARKET OVERVIEW FOR FISCAL PERIOD (2-28-98 - 8-31-98)
After a long period of tranquillity marked by range-bound Treasury yields and stable credit spreads which prevailed through July, fixed income markets in August featured price action more characteristic of the first half of the 1990's than of recent periods. U.S. Treasury yields declined about one half of one percent on average across the maturity spectrum, leaving the thirty year U.S. Treasury bond at 5.27%, the lowest yield in over two decades.

In contrast, yields on most corporate bonds remained unchanged or actually rose during the month, producing the greatest total return divergence between Treasuries and corporate bonds since October of 1990. Consequently, the yield spread to Treasuries for most corporate bonds is now at levels not seen since late 1991 and early 1992, a period when the U.S. economy was emerging from recession.

Recent financial market turbulence has largely been driven by economic and political events outside of the United States. Economic turmoil in Asia and Russia has prompted investors around the globe to move from financial assets believed to be more risky to the less risky. This process has been slowly unfolding for the past year, and initially the stocks and bonds of high quality U.S. companies were beneficiaries of these trends. However, as the desire for safety has risen markedly, this is no longer the case.

Over the past six months, mortgage securities have lagged Treasuries somewhat, but benefited from their high credit rating, while the bonds of high quality sovereigns such as Germany and the U.K., where we have been focused, have done very well.

SOLID FUND PERFORMANCE
For the past six months, the total return of the fund was 3.92%(1) versus 3.67% for the Blended Bond Index. For the past year, the fund has returned 11.05% versus 9.85% for the Blended Bond Index.*

Asset allocation across the high-grade, high-yield, and international bond markets is near benchmark. We entered the recent period of turbulence with portfolios that were generally well positioned for what we have experienced. We have maintained portfolio duration somewhat longer than relevant benchmarks. We have been upgrading credit quality since the fourth quarter of 1997 and continue to generally avoid Yankees, cyclical industrial and commodity producing credits. These are among the poorer performing groups within the corporate sector. While we have the latitude to purchase modest quantities of emerging market debt in the Fund, we hold none currently and do not anticipate entering the asset class in the foreseeable future.

A LOOK AHEAD
The large decline in the Dow Jones Industrial Average from its recent peak has dominated financial headlines in recent days, yet the changes in fixed income markets are equally dramatic when looked at in a historical context. Like the stock market, the bond market sometimes anticipates correctly future economic events. The current pricing of the Treasury market implies that the Federal Reserve will reduce interest rates meaningfully in the near future while credit spreads imply a dramatic slowdown in the U.S. Economy.

In recent quarters we have seen the strongest market for housing and autos since the 1980's with real wage gains likewise accelerating to levels not seen in a decade. Signs of slowing have been very recent and at this point limited to manufacturing. The central bank will lower interest rates when signs of a slowdown become more broadly based, which could take a few months; or alternatively, if the U.S. stock market trades down hard from current levels.

We view U.S. corporate bonds as attractive and have added modestly to current holdings in recent days. But we will defer a broad increase in sector exposure until the Fed eases aggressively, a precondition we believe is necessary to produce a meaningful peak in spreads to Treasuries. When that time comes, we will continue to focus on names with limited cyclical and international exposure. We believe the Asian economic problems, which precipitated recent market turbulence, may still get worse before they get better.

Throughout much of the 90's to date, capital gains have dominated income in generating total investment returns. This stands in contrast to very long term return patterns whereby dividend and coupon income have been the majority of total investment return. Our sense is that the future looks a lot more like the distant past than the recent past, as income returns to play a larger role. While U.S. Treasury yields have declined recently, high quality corporate and mortgages can be bought at yields ranging from six percent to well above seven percent and good durable high yield credits offer yields in excess of ten percent.

For investors that have "underweighted" income in recent years, the present offers a unique opportunity to become well positioned for the future.

[PHOTO OF JEFFREY KOCH, SHIRISH MALEKAR AND BRADLEY TANK]


/s/ Bradley C. Tank
Bradley C. Tank

/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ Shirish Malekar
Shirish T. Malekar
Portfolio Co-managers


================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 12-31-96 to 8-31-98
[GRAPH]

                     THE STRONG                      Lipper Intermediate
                    INSTITUTIONAL    Blended Bond     Investment Grade
                      BOND FUND         Index*        Debt Funds Index*
       12-96           10,000           10,000             10,000
       6-97            11,032           10,374             10,294
       12-97           11,886           11,033             10,879
       6-98            12,451           11,501             11,289
       8-98            12,612           11,613             11,465

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Blended Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                               =================================
                                                          AVERAGE ANNUAL
                                                          TOTAL RETURN(1)
                                               =================================
                                                          As of 8-31-98

                                                        1-YEAR            11.05%

                                               SINCE INCEPTION            14.94%
                                                 (on 12-31-96)
                                               =================================

* The Blended Bond Index is comprised of 70% Lehman Brothers Aggregate Bond Index, 15% Lehman Brothers High-Yield Bond Index, and 15% Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged). The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. Rolling one-month forward exchange contracts are used as the hedging instrument. The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Blended Bond Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULE OF INVESTMENTS IN SECURITIES               AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 33.0%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                       $  270,000     $   290,357
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05      275,000         265,375
Bay View Capital Corporation Subordinated Notes,
  9.125%, Due 8/15/07                                  500,000         492,500
Canadian National Railway Company Notes, 6.90%,
  Due 7/15/28                                          315,000         313,819
Capstar Radio Broadcasting Partners, Inc.
  Senior Subordinated Notes, 9.25%, Due 7/01/07        500,000         502,500
Colonial Realty LP Senior Notes, 7.00%, Due 7/14/07    435,000         436,851
DTE Capital Corporation Notes, 6.17%, Due 6/15/03
  (Acquired 6/16/98; Cost $845,000) (b)                845,000         866,568
Flag, Ltd. Senior Yankee Notes, 8.25%, Due 1/30/08     500,000         462,500
Fox/Liberty Networks LLC Senior Notes, 8.875%,
  Due 8/15/07                                          500,000         462,500
Fresenius Medical Care Capital Trust
  Preferred Securities, 9.00%, Due 12/01/06            500,000         485,000
Graham Packaging Holdings Company/GPC Capital
  Corporation II Senior Discount
  Notes, Zero %, Due 1/15/09 (Rate Reset Effective
  1/15/03) (Acquired 1/23/98; Cost $595,340) (b)     1,000,000         600,000
Jordan Telecommunication Products, Inc.
  Senior Subordinated Discount Notes, Zero %,
  Due 8/01/07 (Rate Reset Effective 8/01/00)           385,000         298,375
KN Energy, Inc. Senior Notes, 6.45%, Due 3/01/03     1,785,000       1,815,881
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                          820,000         815,821
Metronet Communications Corporation Senior
  Notes, 12.00%, Due 8/15/07                           350,000         372,750
NTC Capital I Floating Rate Notes, 6.2075%,
  Due 1/15/27                                          545,000         517,669
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                  275,000         294,250
Niagara Mohawk Power Corporation Senior Notes,
  Series C, 7.125%, Due 7/01/01                      2,000,000       2,002,500
Optel, Inc. Senior Notes, Series B, 13.00%,
  Due 2/15/05                                          500,000         502,500
Philip Morris Companies, Inc. Notes, 6.15%,
  Due 3/15/10 (Putable at $100 and Rate Reset
  Effective 3/15/00)                                 1,180,000       1,188,602
Providian National Bank Senior Notes, 6.25%,
  Due 5/07/01                                          915,000         923,742
Public Service Electric & Gas Company First and
  Refunding Mortgage Bonds, 6.375%, Due 5/01/23
  (Remarketing Date 5/01/08)                           505,000         522,047
Qwest Communications International, Inc. Senior
  Discount Notes, Zero %, Due 10/15/07 (Rate Reset
  Effective 10/15/02)                                  500,000         366,250
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 8/29/97;
  Cost $181,211) (b)                                   180,000         198,376
Riggs Capital Trust II Preferred Securities,
  Series C, 8.875%, Due 3/15/27 (Acquired 5/06/98;
  Cost $751,027) (b)                                   685,000         765,316
SunAmerica, Inc. Debentures, 5.60%, Due 7/31/2097    1,000,000         816,489
Suntrust Capital III Floating Rate Notes, 6.3375%,
  Due 3/15/28                                        2,000,000       1,925,000
TCI Communications, Inc. Senior Notes, 6.375%,
  Due 9/15/99                                        1,220,000       1,226,897
Transwestern Publishing Company LP/TWP Capital
  Corporation Senior Subordinated Notes,
  9.625%, Due 11/15/07                                 350,000         344,750
Tyco International Group SA Variable Rate
  Yankee Notes, 6.25%, Due 6/15/13 (Remarketing
  Date 6/15/03)                                        660,000         670,256
United Air Lines Pass-Thru Trust Certificates,
  Series 1992-A2, 9.35%, Due 4/07/16                   575,000         701,952
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01         500,000         526,598
US Filter Corporation Variable Rate Bonds, 6.375%,
  Due 5/15/11 (Remarketing Date 5/15/01)
  (Acquired 8/18/98; Cost $997,740) (b)              1,000,000       1,009,355
USA Waste Services, Inc. Mandatorily Tendered
  Senior Notes, 6.125%, Due 7/15/11 (Remarketing
  Date 7/15/01)                                        730,000         736,313
WorldCom, Inc. Senior Notes:
  6.125%, Due 8/15/01                                1,505,000       1,520,345
  6.40%, Due 8/15/05                                   525,000         531,178
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $25,824,674)                            25,771,182
------------------------------------------------------------------------------

CONVERTIBLE BONDS 2.6%
Bell Atlantic Financial Services, Inc. Senior
  Convertible Notes, 5.75%, Due 4/01/03 (Acquired
  2/12/98; Cost $2,028,750) (b)                      2,000,000       2,005,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $2,026,199)                            2,005,000
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 12.4%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                          263,251         225,038
DLJ Commercial Mortgage Corporation Commercial
  Mortgage Pass-Thru Certificates, Series 1998-CF1,
  Class A1B, 6.41%, Due 2/15/08                      1,725,000       1,763,338
Deutsche Mortgage and Asset Receiving Corporation
  Commercial Mortgage Pass-Thru Certificates,
  Series 1998-C1, Class A2, 6.538%, Due 2/15/08      1,025,000       1,072,089
Headlands Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 19975, Class AII1,
  6.75%, Due 11/25/27                                1,032,003       1,047,972
Nomura Asset Securities Corporation,
  Series 1994-4B, Class 4PO, Principal Only,
  Due 9/25/24                                          110,549          78,398
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc., Series 1991-M4, Class A-1, 6.38%,
  Due 2/25/20                                        1,487,358       1,490,154
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Certificates, Series 1, Class D, 6.33%,
  Due 4/01/26                                        1,364,834       1,374,175
Trust Investment Enhanced Return Securities -
  Chase Credit Card Master Trust, Series 1997-7,
  Class A, 6.688%, Due 11/15/03                      2,620,000       2,628,201
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $9,557,955)                                                  9,679,365
------------------------------------------------------------------------------

MUNICIPAL BONDS 1.2%
New Jersey EDA State Pension Funding Revenue,
  7.425%, Due 2/15/29                                  820,000         949,910
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $899,088)                                  949,910
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 24.3%
FHLMC Participation Certificates, Series 2078,
  Class PL, 6.25%, Due 6/15/12                       1,300,000       1,316,250
FHLMC Variable Rate Participation Certificates,
  8.232%, Due 8/01/25                                1,403,775       1,465,190
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.25%, Due 1/25/08                                 1,815,000       1,869,450
  8.00%, Due 9/01/23                                   736,699         767,964
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates
  7.604%, Due 6/01/18                                  176,665         183,299

-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
United States Treasury Bonds, 6.125%,
  Due 11/15/27                                      $3,755,000     $ 4,164,532
United States Treasury Notes:
  5.375%, Due 6/30/03                                  800,000         814,750
  5.625%, Due 11/30/99                               2,500,000       2,516,408
  5.625%, Due 5/15/08                                  255,000         266,395
  5.75%, Due 11/30/02                                  600,000         616,313
  5.75%, Due 8/15/03                                 1,170,000       1,206,564
  6.00%, Due 7/31/02                                 1,500,000       1,551,094
  6.125%, Due 7/31/00                                  280,000         285,950
  6.50%, Due 5/15/05                                   780,000         843,132
  6.875%, Due 5/15/06                                  450,000         500,203
  7.875%, Due 11/15/04                                 560,000         642,251
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $18,610,621)   19,009,745
------------------------------------------------------------------------------

FOREIGN GOVERNMENT ISSUES 13.9%
Australian Government Bonds, 10.00%,
  Due 10/15/07                                       2,285,000       1,671,708
Republic of Germany Debentures, Series 94, 7.50%,
  Due 11/11/04                                       6,500,000       4,398,301
Government of United Kingdom Treasury Notes,
  7.25%, Due 12/07/07                                2,500,000       4,789,085
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT ISSUES (COST $10,437,785)                  10,859,094
------------------------------------------------------------------------------

PREFERRED STOCKS 3.9%
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired
  2/05/98; Cost $1,981,000) (b)                         70,000       1,946,000
Superior Healthcare Management 7.75% Series A
  (Acquired 12/30/97; Cost $1,006,460) (b)               1,000       1,091,310
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,987,460)                             3,037,310
------------------------------------------------------------------------------

COMMON STOCKS 0.0%
Optel, Inc. Non-Voting (Acquired 4/14/98;
  Cost $20,000) (b) (d)                                    500          20,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $20,000)                                      20,000
------------------------------------------------------------------------------

WARRANTS 0.0%
Metronet Communications Corporation Warrants,
  Expire 8/15/07 (Acquired 11/07/97; Cost $4) (b)          350           8,750
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $4)                                                 8,750
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.7%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.25%                       $   95,800          95,800
Pitney Bowes Credit Corporation, 5.25%                  71,900          71,900
                                                                   -----------
                                                                       167,700
REPURCHASE AGREEMENTS 6.4%
ABN-AMRO Chicago Corporation (Dated 8/31/98),
  5.75%, Due 9/01/98 (Proceeds $5,000,799);
  Collateralized by: $13,653,000 United States
  Treasury Strips, Zero %, Due 5/15/16
  (Market Value $5,107,724) (e)                      5,000,000       5,000,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 11/05/98 (c)                                      50,000          49,577
  Due 11/12/98 (c)                                      10,000           9,904
                                                                   -----------
                                                                        59,481
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,227,164)                       5,227,181
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $75,590,950) 98.0%            76,567,537
Other Assets and Liabilities, Net 2.0%                               1,556,291
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $78,123,828
==============================================================================


FUTURES
-----------------------------------------------------------------------------
                                                Underlying       Unrealized
                                  Expiration    Face Amount     Appreciation
                                     Date        at Value      (Depreciation)
-----------------------------------------------------------------------------
Purchased:
12 Ten-Year U.S. Treasury Notes     12/98       $1,405,500        $ 6,656
11 U.S. Treasury Bonds              12/98        1,397,000         11,258

Sold:
2 U.S. Treasury Bonds               12/98          254,000         (3,390)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------
                                                                  Unrealized
                          Settlement           Value             Appreciation
                             Date              in USD           (Depreciation)
-------------------------------------------------------------------------------
Sold:
3,085,000 AUD              12/28/98          $1,753,227            $139,056
7,880,000 DEM              12/28/98           4,540,677            (146,693)
2,780,000 GBP              12/29/98           4,639,820            (106,152)


CURRENCY ABBREVIATIONS
----------------------
AUD Australian Dollar
DEM German Mark
GBP British Pound
USD United States Dollar


LEGEND
---------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Non-income producing security.
(e) See note 2(H) of notes to financial statements.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
August 31, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $75,590,950)      $76,567,537
  Receivable for Securities Sold                                     867,892
  Interest Receivable                                              1,055,426
  Other Assets                                                        61,026
                                                                 -----------
  Total Assets                                                    78,551,881

LIABILITIES:
  Payable for Forward Foreign Currency Exchange Contracts            113,789
  Dividends Payable                                                  272,785
  Accrued Operating Expenses and Other Liabilities                    41,479
                                                                 -----------
  Total Liabilities                                                  428,053
                                                                 -----------
NET ASSETS                                                       $78,123,828
                                                                 ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $76,793,632
  Undistributed Net Investment Income                                 24,932
  Undistributed Net Realized Gain                                    423,221
  Net Unrealized Appreciation                                        882,043
                                                                 -----------
  Net Assets                                                     $78,123,828
                                                                 ===========
Capital Shares Outstanding (Unlimited Number Authorized)           7,026,163

NET ASSET VALUE PER SHARE                                             $11.12
                                                                      ======

                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended August 31, 1998 (Unaudited)


INCOME:
  Interest                                                        $2,137,038
  Dividends                                                          142,294
                                                                  ----------
  Total Income                                                     2,279,332

EXPENSES:
  Investment Advisory Fees                                            85,951
  Custodian Fees                                                       6,891
  Shareholder Servicing Costs                                         10,468
  Professional Fees                                                    6,677
  Other                                                               10,984
                                                                  ----------
  Total Expenses                                                     120,971
                                                                  ----------
NET INVESTMENT INCOME                                              2,158,361

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                      344,978
    Futures Contracts and Forward Foreign Currency Contracts          72,480
    Foreign Currencies                                                  (305)
                                                                  ----------
    Net Realized Gain                                                417,153

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      193,841
    Futures Contracts and Forward Foreign Currency Contracts         (86,475)
    Foreign Currencies                                                 3,307
                                                                  ----------
    Net Change in Unrealized Appreciation/Depreciation               110,673
                                                                  ----------
NET GAIN                                                             527,826
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $2,686,187
                                                                  ==========

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                SIX MONTHS ENDED   PERIOD ENDED     YEAR ENDED
                                 AUGUST 31, 1998   FEB. 28, 1998   DEC. 31, 1997
                                ----------------   -------------   -------------
                                   (UNAUDITED)        (NOTE 1)
OPERATIONS:
  Net Investment Income            $ 2,158,361      $   547,035     $ 1,321,511
  Net Realized Gain                    417,153          528,611         771,098
  Net Change in Unrealized
    Appreciation/Depreciation          110,673           19,560         751,810
                                   -----------      -----------     -----------
  Net Increase in Net Assets
    Resulting from Operations        2,686,187        1,095,206       2,844,419

DISTRIBUTIONS:
  From Net Investment Income        (2,144,862)        (535,167)     (1,321,511)
  In Excess of Net Investment
    Income                                  --          (11,433)             --
  From Net Realized Gains             (735,652)              --        (546,992)
                                   -----------      -----------     -----------
  Total Distributions               (2,880,514)        (546,600)     (1,868,503)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold         21,780,265        3,994,776      66,565,110
  Proceeds from Reinvestment
    of Distributions                 2,842,379          536,657       1,576,599
  Payment for Shares Redeemed       (2,868,892)        (523,288)    (17,109,973)
                                   -----------      -----------     -----------
  Net Increase in Net Assets from
    Capital Share Transactions      21,753,752        4,008,145      51,031,736
                                   -----------      -----------     -----------
TOTAL INCREASE IN NET ASSETS        21,559,425        4,556,751      52,007,652

NET ASSETS:
  Beginning of Period               56,564,403       52,007,652              --
                                   -----------      -----------     -----------
  End of Period                    $78,123,828      $56,564,403     $52,007,652
                                   ===========      ===========     ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                               1,966,932          357,661       6,116,637
  Issued in Reinvestment of
    Distributions                      256,990           48,261         143,923
  Redeemed                            (259,095)         (46,916)     (1,558,230)
                                     ---------          -------       ---------
  Net Increase in Shares of
    the Fund                         1,964,827          359,006       4,702,330
                                     =========          =======       =========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Institutional Bond Fund commenced investment operations on January 2, 1997 and is a diversified series of Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Board of Directors of the Fund approved changing the Fund's fiscal year-end from December 31 to February 28.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
  (A) Security Valuation -- Securities of the Fund are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

      The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities at August 31, 1998 was $8,406,532 and $8,510,675, respectively, representing 10.9% of the net assets of the Fund. Of these securities, which are restricted as to resale, 87.2% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Accordingly, no federal income or excise tax provision is required.

      The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

  (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (E) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

  (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

  (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
August 31, 1998 (Unaudited)

  (H) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Fund under each repurchase agreement by at least 2%.

  (I) Additional Investment Risks -- The Fund may invest in and utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

      Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

  (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (K) Other -- Investment security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of 0.25% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on an annualized rate of 0.02% of the Fund's average daily net asset value with a minimum annual fee of $25,000. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at August 31, 1998 and unaffiliated directors' fees for the period then ended, excluding the effect of waivers and reimbursements, were $37,145 and $750, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of U.S. Government and Agency securities for the six months ended August 31, 1998 were $38,291,477 and $30,722,752, respectively. The aggregate purchases and sales of other long-term securities for the period ended August 31, 1998 were $71,469,938 and $64,446,504, respectively.

5. INCOME TAX INFORMATION
   At August 31, 1998, the cost of investments in securities for federal income tax purposes was $75,593,328. Net unrealized appreciation of securities was $974,209, consisting of gross unrealized appreciation and depreciation of $1,602,559 and $628,350, respectively.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------


                                                       SELECTED PER-SHARE DATA (a)
                ------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                           --------------------------------------  -----------------------------------------------
                Net Asset               Net Realized     Total                 In Excess                           Net Asset
                  Value,       Net     and Unrealized     from      From Net     of Net    From Net                  Value,
                Beginning  Investment     Gains on     Investment  Investment  Investment  Realized      Total       End of
Period Ended    of Period    Income     Investments    Operations    Income      Income      Gains   Distributions   Period
Aug. 31, 1998(b)  $11.18     $0.35         $0.08         $0.43      ($0.35)          --     ($0.14)     ($0.49)      $11.12
Feb. 28, 1998(c)   11.06      0.11          0.12          0.23       (0.11)       $0.00(d)      --       (0.11)       11.18
Dec. 31, 1997      10.00      0.66          1.18          1.84       (0.66)          --      (0.12)      (0.78)       11.06

                                      RATIOS AND SUPPLEMENTAL DATA
                 --------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of     to Average Net    Investment
                           End of     Expenses     Assets Without      Income     Portfolio
                  Total  Period (In  to Average  Voluntary Waivers   to Average   Turnover
Period Ended     Return  Thousands)  Net Assets   and Absorptions    Net Assets     Rate
Aug. 31, 1998(b)  +3.9%   $78,124       0.3%*          0.3%*            6.2%*      151.0%
Feb. 28, 1998(c)  +2.1%    56,564       0.4%*          0.4%*            6.2%*       68.1%
Dec. 31, 1997    +18.9%    52,008       0.4%           0.7%             6.3%       358.6%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended August 31, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) For the period from December 31, 1997 to February 28, 1998 (Note 1).  Total return and portfolio turnover rate are not annualized.
(d) Amount calculated is less than $0.01.
                                                                                                                          11

NOTES
-------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                            PricewaterhouseCoopers LLP
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-733-CASH (2274). Please read it carefully before investing or sending money.  This report does not constitute an offer for the sale of securities.
            Strong Funds are offered for sale by prospectus only.


















                                    [STRONG LOGO]
                           STRONG CAPITAL MANAGEMENT, INC.
                      P.O. Box 782 o Milwaukee, Wisconsin 53021         9313J98